UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2014

ADVANCED CANNABIS SOLUTIONS, INC.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway – 32nd Floor

New York, NY 10006

(212) 930-9700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed on Advanced Cannabis Solutions, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2014, Brian J. Kozel was appointed to serve as the Company’s Vice President - Finance and Chief Financial Officer, pursuant to an independent contractor agreement (the “Kozel Agreement”).  The purpose of this Current Report on Form 8-K is to file the finalized agreements regarding Mr. Kozel’s compensatory arrangements, and to provide the biographical information on Mr. Kozel required by Item 401 of Regulation S-K.

Bran J. Kozel

Mr. Kozel is currently a private consultant providing SEC and financial advice to clients in a variety of industries, primarily, through his firm, Satellite Accounting Services, LLC.  Since 2011, he has also been Compliance Director for Aspire XBRL, a start-up firm specializing in solutions-based XBRL and SEC/EDGAR servicing and reporting. From 2010 to 2011, Mr. Kozel was an XBRL subject matter expert with Rivet Software, a developer, provider and servicer of proprietary financial reporting solutions. From 1998 to 2008, Mr. Kozel was a staff accountant, director and senior manager with KPMG, LLP. Since 2011, Mr. Kozel, as a volunteer, has served as Treasurer and Finance Committee Chair of Aging Service of Boulder County, a charitable organization.  Mr. Kozel, a certified public accountant, received a BS, Accounting degree from Bucknell University and was an MBA candidate at IUPUI, Kelly School of Business.

There is no family relationship between Mr. Kozel and any of our other officers and directors.  There are no understandings or arrangements between Mr. Kozel and any other person pursuant to which Mr. Kozel was appointed as an executive officer of the Company.

Pursuant to the terms of the Kozel Agreement, Mr. Kozel will be (i) paid at an hourly rate approved by the Board, and (ii) reimbursed for reasonable out-of-pocket expenses incurred by him in performing his services.

The foregoing description of the principal terms of the Kozel Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Kozel Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Independent Contractor Agreement with Brian Kozel dated October 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2014

ADVANCED CANNABIS SOLUTIONS, INC.

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer